STEIN ROE MUTUAL FUNDS

ANNUAL REPORT
SEPT. 30, 1998

PHOTO OF: HANDS ON GLOBE

STEIN ROE EQUITY FUNDS

INTERNATIONAL FUNDS

           INTERNATIONAL FUND
           EMERGING MARKETS FUND

STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(SM)

Contents
----------------------------------------------------------------------
From the President................................................   1
   Tom Butch's thoughts on the markets and investing

Performance.......................................................   3
   How the Stein Roe international equity funds have done over time

Q&A
   Interviews with the portfolio managers and summaries of
   investment activity
International Fund................................................   6
Emerging Markets Fund.............................................   9

Fund Highlights...................................................   12
   Information about the Funds

Portfolios of Investments.........................................   16
   A complete list of investments with market values

Financial Statements..............................................   22
   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................   29

Financial Highlights..............................................   34

   Selected per-share data

Report of Independent
  Public Accountants..............................................   37

General Information...............................................   38

                MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

From the President
--------------------------------------------------------------------------------
TO OUR SHAREHOLDERS
We're pleased to present this annual report for the Stein Roe international funds -- International Fund and Emerging Markets Fund. This report covers the fiscal year ended Sept. 30, 1998.

A WILD RIDE
   As investors are no doubt aware, the environment for international investing was extremely difficult over the past year, especially in Asia, and most emerging markets around the globe. At the writing of this report, some of the volatility has subsided, but the prospects for many international markets remain uncertain.

WHAT HAPPENED
   Prior to this fiscal year, many emerging market economies experienced progressive growth cycles where banks would lend large amounts to fuel economic expansion. This worked well until devaluation in the Thailand currency generated fears among those investing in Asian economies. Investors, fearing that countries with high levels of debt would suffer from higher debt payments when other currencies devalued, fled heavily indebted Asian markets. This led to a financial crisis throughout Asia and spread to other emerging markets. Although the International Monetary Fund did provide some support, it also implemented reforms that increased interest rates, which contributed to a sharp downturn in economic activity throughout Asia.
   Asian economic problems were aggravated by a recession in Japan and a decrease in its import/export business, which supports many Asian economies. Fallout reached broader international markets throughout the year, and many international economies -- especially emerging markets -- suffered.

THE GOVERNMENTS TAKE ACTION
Recently, a number of governmental actions have taken place in various countries, which may help set the stage for better fundamentals ahead. Perhaps the most important moves have been the reductions in short-term interest rates by several major central banks. Indeed, at the time of this writing, the Federal Reserve in the United States has already reduced rates by 50 basis points, and Britain, Japan, Spain and several other countries have reduced their rates as well. More such moves seem likely in the weeks ahead as the central banks lower lending rates to support world economic growth.
   A second important development was the dedication of significant new funds by IMF member nations to aid countries with financial problems.
   Third, Japan's government seems to be taking long-awaited action improving the state of that country's banking system. We believe this move is an important step in the right direction and could help to provide the basis for the beginning of some recovery from this globally important economy.
   The effects of these and other actions have yet to be determined, but they would appear to constitute steps in the right direction for certain of the world's economies.

A REMINDER OF RISK
Foreign investing, especially in countries with developing markets, can be extremely volatile. If the recent market turmoil has unnerved you to the point where it is weighing on you emotionally, you might want to consider reassessing your risk tolerance and adjusting your portfolio accordingly.
   Please call us at 800-338-2550 with any comments or suggestions. As always, we look forward to serving your investment needs.

   Sincerely,


   Thomas W. Butch
   President
   OCT. 26, 1998

SPECIAL NOTE TO EMERGING MARKETS FUND SHAREHOLDERS
THE BOARD OF DIRECTORS OF STEIN ROE MUTUAL FUNDS VOTED TO LIQUIDATE THE STEIN ROE EMERGING MARKETS FUND EFFECTIVE DEC. 7, 1998. THIS DECISION WAS BASED ON THE SMALL ASSET SIZE OF EMERGING MARKETS FUND ($10.9 MILLION AT SEPT. 30, 1998) AND UNFAVORABLE MARKET CONDITIONS. GIVEN THE TURBULENCE EXPERIENCED IN ASIA AND OTHER EMERGING MARKETS OVER THE PAST YEAR, AND THE UNCERTAIN OUTLOOK FOR THE WORLD'S DEVELOPING ECONOMIES, WE THINK IT IS UNLIKELY THAT THE FUND WILL BE ABLE TO ATTRACT SIGNIFICANT NEW ASSETS IN THE NEAR FUTURE. THIS, IN TURN, WOULD MAKE IT DIFFICULT FOR THE FUND TO BE COST-EFFECTIVE FOR SHAREHOLDERS. AS YOU MAY KNOW, SMALLER FUNDS TEND TO HAVE HIGHER EXPENSE RATIOS AND LESS INVESTMENT FLEXIBILITY; AS A RESULT, THEIR RETURNS TEND TO BE LOWER OVER THE LONG TERM.
   WE REMAIN DEDICATED TO INTERNATIONAL INVESTING THROUGH OUR INTERNATIONAL FUND. WE APPRECIATE YOUR INVESTMENT IN EMERGING MARKETS FUND AND HOPE YOU WILL CHOOSE TO REDIRECT YOUR INVESTMENT TO STEIN ROE INTERNATIONAL FUND OR ANOTHER STEIN ROE MUTUAL FUND. FOR FURTHER INFORMATION, PLEASE CONTACT A SHAREHOLDER SERVICES REPRESENTATIVE.

PHOTO OF: THOMAS W. BUTCH

Fund Performance
--------------------------------------------------------------------------------
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED SEPT. 30, 1998

                                           PAST 1        PAST 3         LIFE
                                            YEAR          YEARS       OF FUND(1)
--------------------------------------------------------------------------------
INTERNATIONAL FUND                        -16.67%         -0.32%         0.81%
MSCI EAFE Index                            -8.34           3.75          3.86
--------------------------------------------------------------------------------
                                               PAST 1                LIFE
                                                YEAR               OF FUND(1)
--------------------------------------------------------------------------------
EMERGING MARKETS FUND                         -58.42%              -41.52%
MSCI EM Index                                 -48.77               -36.44
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. TOTAL RETURN PERFORMANCE INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF INCOME AND CAPITAL GAINS DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA AND FAR EAST (MSCI EAFE) INDEX AND THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS (MSCI EM) INDEX ARE UNMANAGED GROUPS OF STOCKS THAT DIFFER FROM THE COMPOSITION OF ANY STEIN ROE FUND; THEY ARE NOT AVAILABLE FOR DIRECT INVESTMENT.
1 INCEPTION DATES: INTERNATIONAL FUND -- MARCH 1, 1994; EMERGING MARKETS FUND -- FEB. 28, 1997. BECAUSE INDEX RETURNS ARE CALCULATED ON A MONTHLY BASIS, THE INDEX RETURNS MARKED "LIFE OF FUND" ARE CALCULATED FROM THE MONTH-END RESULTS THAT FALL CLOSEST TO THE FUNDS' INCEPTION DATES.

Investment Comparison
--------------------------------------------------------------------------------
COMPARISON of change in value of a $10,000 investment.
--------------------------------------------------------------------------------
International Fund

Mountain Chart:
               International Fund            MSCI EAFE Index
3/31/94        10000                         10000
9/30/94        10611                         10068
3/31/95         9535                         10151
9/30/95        10475                         10651
3/31/96        10914                         11402
9/30/96        11388                         11568
3/31/97        11586                         11568
9/30/97        12452                         12977
3/31/98        12676                         13721
9/30/98        10376                         11895


COMPARISON of change in value of a $10,000 investment.

Emerging Markets Fund

Mountain Chart:
               Emerging Markets Fund         MSCI EM Index
2/28/97        10000                         10000
3/31/97         9900                          9727
6/30/97        11240                         10540
9/30/97        10240                          9524
12/31/97        6860                          7669
3/31/98         7567                          8187
6/30/98         5432                          6202
9/30/98         4258                          4879
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND
INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. THESE GRAPHS COMPARE THE PERFORMANCE OF THE STEIN ROE FUNDS TO THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA AND FAR EAST (MSCI EAFE) AND EMERGING MARKETS (MSCI EM) INDICES, EACH AN UNMANAGED GROUP OF STOCKS THAT DIFFERS FROM THE COMPOSITION OF EACH STEIN ROE FUND. THE INDICES ARE NOT AVAILABLE FOR DIRECT INVESTMENT. TOTAL RETURN PERFORMANCE INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF INCOME AND CAPITAL GAINS DISTRIBUTIONS.

Making the Most of Performance
--------------------------------------------------------------------------------
                         MAKING THE MOST OF PERFORMANCE
    The wide assortment of performance data available today can be a mixed blessing. On one hand, a fund's performance results can be a valuable source of information. On the other hand, even seasoned investors may find the wide array of data and the different methods of interpretation confusing.
      That's why one of the most important pieces of advice we can give you is to remember that a fund's past performance is just that--past. While a fund's past performance is not a guarantee of how it will perform in the future, it can help you make rational decisions about the funds you currently hold or about funds you might be considering.
      While some of the basic factors that affect returns of international stocks are the same as for U.S. stocks--for example, corporate earnings outlooks, market conditions, and inflation--some additional factors affect international investments. International investments have historically been more volatile because they involve economic, political and currency risks that are not usually associated with the U.S. stock market. Economic or political instability can cause weakness in equity markets.
      Currency conversion is another risk inherent to foreign investing.
    Dollars must be converted to the local currency to purchase foreign securities. Since foreign exchange rates fluctuate, this currency translation can affect the dollar value of the investment.
      Despite these risks and international markets' recent volatility, we believe it's important to remember that foreign stocks can provide both diversification and additional return potential to your portfolio. Investment opportunities with dynamic companies overseas can be more abundant than in the United States, especially in countries with above-average growth rates.
      Diversifying your investments internationally also helps reduce the risk of being dependent on the health of a single country's economy.
    Because U.S. and foreign markets seldom move in tandem, we believe that investments in foreign countries can help diversify your portfolio and enhance your portfolio's return potential.
      No one can make your financial decisions better than you. We hope this report helps you to better understand and evaluate your fund's performance. If you have any questions, please call a Stein Roe account representative at 800-338-2550.

Q&A
--------------------------------------------------------------------------------
AN INTERVIEW WITH DAVID HARRIS, PORTFOLIO MANAGER OF STEIN ROE INTERNATIONAL FUND, SR&F INTERNATIONAL PORTFOLIO AND EMERGING MARKETS FUND
--------------------------------------------------------------------------------
FUND DATA
   INVESTMENT OBJECTIVE:
   Seeks long-term growth of capital by investing primarily in a diversified portfolio of foreign securities. Under normal market conditions, the portfolio will invest at least 65 percent of its total assets in foreign securities of at least three countries outside of the United States.

   FUND INCEPTION:
   March 1, 1994

   TOTAL NET ASSETS:
   $114.2 million


Photo of: David Harris

--------------------------------------------------------------------------------
INTERNATIONAL FUND Q&A

EFFECTIVE OCT. 26, 1998, THE PORTFOLIO MANAGER FOR STEIN ROE INTERNATIONAL FUND AND SR&F INTERNATIONAL PORTFOLIO IS GITA R. RAO.

Q: THE PAST YEAR WAS A VOLATILE PERIOD FOR INTERNATIONAL EQUITIES. HOW DID THE FUND PERFORM?

A: The Fund's total return for the one-year period ended Sept. 30, 1998, was -16.67 percent. International markets as represented by the Morgan Stanley Capital International Europe Australia Far East (MSCI EAFE) Index returned -8.34 percent. The Lipper international fund peer group median return was -10.01 percent.

Q: WHAT HAPPENED?

A: The International Fund's underperformance resulted from a difficult fourth quarter of 1997 -- the first quarter of the Fund's fiscal year. The Asian currency crisis erupted, and the Fund's performance suffered due to above average emerging markets exposure. The developed markets recovered and performed well during the first two quarters of 1998, as investors refocused on the positive developments in Europe, including monetary unification, declining interest rates, corporate restructurings, and good earnings reports. While the poor performance was balanced out somewhat by these two favorable quarters, all international markets declined sharply during the last quarter of the fiscal year. Investors pulled out of global equities as fears of earnings slowdowns, concerns about the global banking system and emerging markets jitters prompted many to seek safer havens in bonds. The end result was a year of poor-performance for international markets.

Q: WHERE DID YOU FIND STABILITY THIS YEAR?

A: European markets exhibited the most stability and the portfolio has a higher exposure to that region than ever before. We initiated positions in a few European companies including Michelin, Racal Electronics and Philips Electronics (1.9 percent, 2.3 percent and 1.8 percent of total net assets, respectively) and have added to existing holdings in Europe. We also added new positions in Grupo Carso, a Mexican conglomerate and Nippon Telegraph & Telephone, Japan's largest telecommunications company (0.5 percent and 2.0 percent of total net assets, respectively). We have been investing in telecommunications because the industry continues to grow around the world despite global economic turmoil. We've also been investing in the financial services industry in Europe as low interest rates have allowed financial services companies to perform well. European banks did suffer during the fourth quarter of the fiscal year because of their exposure to Russia. However, we believe the selloff of these stocks was dramatic in relation to their real level of exposure. We have a positive outlook for our European bank holdings and we have been adding to some positions there.

Q: ARE YOUR COUNTRY ALLOCATIONS DIFFERENT COMPARED TO LAST YEAR?

A: We sold holdings in Japan throughout the year and we now have the smallest percentage of assets invested in Japan that we have ever had. We have been gradually increasing our weighting in Latin America. While near-term volatility is likely to continue in this region, projected future growth prospects may be good. The portfolio has a low weighting in Asia, due to instability in those markets. France and Germany now have a size advantage on Japan, and will likely continue to have a larger place in the world markets. We believe Japan will have to endure successful reforms before regaining its market leadership position. We've invested only in Japanese companies that we believe can improve profits through growth. For example, we purchased Nippon Telegraph & Telephone, Japan's national telephone company and the world's largest cellular company. The cellular industry continues to grow rapidly in Japan, as it does worldwide, despite a weak economy.

Q: WHAT THEMES HAVE YOU FOCUSED ON?

A: We believe the sharp declines in Europe have created attractive opportunities, so we have been adding to European holdings. We like financial services stocks because they are thriving due to declining short-term interest rates. We added to our positions in Merita Bank, the largest financial services group in the Nordic region, and Banca Popolare di Milano, a midsized Italian bank (2.7 percent and 2.7 percent of total net assets, respectively). Neither institution is heavily exposed to emerging markets, and both are growing earnings rapidly through cost cutting as well as new product introductions. We continue to like telecommunications, a sector we find is especially resilient to any economic slowdown as the use of wireless telecommunications continues to grow rapidly. Our holdings include: Telecom Italia and Olivetti in Italy (3.7 percent and 3.6 percent of total net assets, respectively), Mannesman in Germany (2.9 percent of total net assets), KPN in the Netherlands (1.2 percent of total net assets), Racal in the United Kingdom, Nippon Telegraph & Telephone in Japan, Portugal Telecom (0.8 percent of total net assets), Telecom Argentina and Telebras in Latin America (0.8 percent and 2.1 percent of total net assets, respectively).
   One additional theme is European trade. We added Dutch holding TNT Post Groep (1.0 percent of total net assets), one of Europe's leading providers of shipping and logistics. We believe this company will benefit from increased trade when there is a unified currency, which is slated for January. We also own Swiss-based Danzas (1.4 percent of total net assets), another transportation group that we believe will benefit from increased trade.

Q: WHAT IS YOUR OUTLOOK FOR INTERNATIONAL MARKETS GOING FORWARD?

A: We remain optimistic that international markets will rebound and reverse the sharp losses that occurred in the last quarter of the fiscal year. We expect that low interest rates, continued cost cutting and stability in the emerging markets will support the recovery. If the emerging markets recover in tandem with the developed markets, then returns should exceed these expectations.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. HOLDINGS ARE DISCLOSED AS A PERCENTAGE OF THE SR&F INTERNATIONAL PORTFOLIO'S TOTAL NET ASSETS. PORTFOLIO HOLDINGS ARE AS OF SEPT. 30, 1998, AND ARE SUBJECT TO CHANGE. TOTAL RETURN PERFORMANCE INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF INCOME AND CAPITAL GAINS DISTRIBUTIONS. THE MSCI EAFE INDEX IS AN UNMANAGED GROUP OF STOCKS THAT DIFFERS FROM THE COMPOSITION OF STEIN ROE INTERNATIONAL FUND; IT IS NOT AVAILABLE FOR DIRECT INVESTMENT. ACCORDING TO LIPPER ANALYTICAL SERVICES, INC., A MONITOR OF MUTUAL FUND PERFORMANCE, THE MEDIAN RETURNS FOR THE FUND'S INTERNATIONAL FUND PEER GROUP FOR THE ONE-YEAR AND LIFE OF FUND PERIODS ENDED SEPT. 30, 1998, WERE -10.01 PERCENT AND 4.87 PERCENT, RESPECTIVELY. BECAUSE BENCHMARK RETURNS ARE CALCULATED ON A MONTHLY BASIS, THOSE MARKED "LIFE OF FUND" ARE FROM THE MONTH-END DATE THAT FELL CLOSEST TO THE FUND'S INCEPTION DATE.
FOREIGN INVESTMENTS INVOLVE MARKET, POLITICAL AND CURRENCY RISKS NOT GENERALLY ASSOCIATED WITH U.S. INVESTMENTS. EMERGING MARKET INVESTMENTS INVOLVE MARKET, POLITICAL AND CURRENCY RISKS NOT GENERALLY ASSOCIATED WITH INVESTING IN EITHER U.S. SECURITIES OR MORE DEVELOPED INTERNATIONAL MARKETS.

Q&A CONTINUED
--------------------------------------------------------------------------------
FUND DATA
--------------------------------------------------------------------------------
   INVESTMENT OBJECTIVE:
   Seeks long-term growth of capital through emerging market investment opportunities. Under normal market conditions, the Fund will invest at least 65 percent of its total assets in the equity securities of emerging markets.

   FUND INCEPTION:
   Feb. 28, 1997

   TOTAL NET ASSETS:
   $10.9 million

EMERGING MARKETS FUND Q&A

EFFECTIVE OCT. 26, 1998, THE PORTFOLIO MANAGER FOR STEIN ROE EMERGING MARKETS FUND IS GITA R. RAO.

SALES OF EMERGING MARKET FUND SHARES WERE SUSPENDED AS OF NOV. 5, 1998, AND THE FUND WILL BE LIQUIDATED BY DEC. 7, 1998. THE FUND'S SMALL ASSET SIZE AND CURRENT MARKET CONDITIONS PROMPTED THIS MOVE. FOR MORE INFORMATION SEE NOTE #6 IN THE NOTES TO FINANCIAL STATEMENTS SECTION OF PAGE 33.

Q: EMERGING MARKETS HAVE EXPERIENCED A REVERSAL OF FORTUNE THIS YEAR. CAN YOU RECAP WHAT HAPPENED?

A: Prior to this fiscal year, emerging market economies had been in a long-term growth cycle, with corporations borrowing heavily to finance growth. As long as the economies were expanding at a rapid pace, this model of development worked well. However, once Thailand devalued its currency in July 1997, investors fled Asian markets where growth was fueled by borrowing, including Korea, Indonesia and Malaysia. This led to a financial crisis throughout Asian economies and spread to neighboring emerging markets. The International Monetary Fund (IMF) subsequently provided support packages to those markets suffering the greatest currency instability. Although IMF reforms helped stabilize falling currencies, they instituted painfully high interest rates. High interest rates contributed to a sharp downturn in economic activity throughout Asia. The economic distress was aggravated by Japan's recession since Japan is a major trading partner of developing Asia. Asian economic troubles indirectly hurt the Russian economy by putting downward pressure on commodity prices. Then Latin America suffered as emerging market investors demanded higher interest rates for investing in developing economies that were experiencing turmoil.

Q: HOW DID THE CRISIS AFFECT THE FUND'S PERFORMANCE?

A: The Fund had a total return of -58.42 percent for the year ended Sept. 30, 1998. The benchmark Morgan Stanley Capital International Emerging Markets Index posted a -48.77 percent return and the Lipper emerging markets peer group median return was -47.78 percent for the same period.

Q: HOW DID YOU POSITION THE FUND IN RESPONSE TO THESE EVENTS?

A: First of all, there was no "safe" place to invest in emerging markets. Most emerging market stocks significantly declined in value over the year. Our strategy was and is to invest in those companies that we believed had the best recovery prospects once their respective economies rebounded.
   We have substantially reduced the Fund's exposure to Hong Kong -- a market that is dominated by economically sensitive stocks such as property developers and banks. We recently sold most of our holding in HSBC -- which is in the banking sector -- because we think the industry will continue to be under pressure for some time. At Sept. 30, 1998, we held a negligible amount of that stock.
   We kept the Fund fully invested, positioned in companies that we believe will emerge strongly from the downturn. We purchased Grupo Carso (2.7 percent of total net assets), a large Mexican retailer. We added to our position in Telesp Celular, a provider of wireless telecommunications services in Sao Paolo, Brazil (4.2 percent of total net assets). The cellular industry appears to be the most resistant to economic downturns in the emerging markets as it is often the only option in countries that have limited phone service. We bought Telebras (5.0 percent of total net assets), the Brazilian national telephone utility, which is being spun-off into 12 subsidiary companies, much like AT&T was spun-off into the "baby bells" in 1984. The Brazilian government recently sold its stake in Telebras to a group of experienced telecommunications companies in Europe, the United States and Asia at prices that were, in many cases, several times higher than the subsidiary companies are selling for today.

Q: WHY DID YOU UNDERPERFORM THE PEER GROUP?

A: Significant underperformance occurred in the last quarter of 1997, a time when we were optimistic that the Asian markets would recover in a few months -- a situation we believed was comparable to the Latin American crisis recovery in 1995. We prefer to stay fully invested and are reluctant to raise cash because emerging markets have had large rallies in extremely brief periods. Although performance of the markets and the Fund was weak into 1998, performance relative to the peer group has improved.

Q&A CONTINUED
Q: WHEN IS A RECOVERY PREDICTED?

A: It has been difficult to pinpoint when a recovery will successfully take place. We believe it may take a few years. However, there is anecdotal evidence that some economies have stabilized. Specifically, there is a major pending budget reform in Brazil that will be a key to restoring investor confidence in that region. We are optimistic that Brazil will take the necessary steps to cut its budget deficit and when it does, this may prompt a rally in Latin American stocks.
   Many investors are staying away from emerging markets after seeing unprecedented losses. Before the emerging markets crashed, there was a lot of money chasing investments as investors poured money into a variety of emerging markets funds. With the sharp sell-off, the attractive investment opportunities in the emerging markets probably exceeds the dollars investors have dedicated to the asset class, which may provide for better investment opportunities going forward.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. PORTFOLIO HOLDINGS ARE AS OF SEPT. 30, 1998, AND ARE SUBJECT TO CHANGE. TOTAL RETURN PERFORMANCE INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF INCOME AND CAPITAL GAINS DISTRIBUTIONS. THE ADVISER CURRENTLY LIMITS EXPENSES TO 2.0 PERCENT OF AVERAGE NET ASSETS, SUBJECT TO TERMINATION ON 30 DAYS' NOTICE TO THE FUND. ABSENT PAST LIMITS, TOTAL RETURN WOULD HAVE BEEN LESS. THE MSCI EM INDEX IS AN UNMANAGED GROUP OF STOCKS THAT DIFFERS FROM THE COMPOSITION OF STEIN ROE EMERGING MARKETS FUND; IT IS NOT AVAILABLE FOR DIRECT INVESTMENT. ACCORDING TO LIPPER ANALYTICAL SERVICES, INC., A MONITOR OF MUTUAL FUND PERFORMANCE, THE MEDIAN RETURN FOR THE LIPPER EMERGING MARKETS FUND PEER GROUP FOR THE ONE-YEAR AND LIFE OF FUND PERIODS ENDED SEPT. 30, 1998, WAS -47.78 PERCENT AND -31.33 PERCENT, RESPECTIVELY. LIFE OF FUND IS FROM FUND INCEPTION ON FEB. 28, 1997.

EMERGING MARKET INVESTMENTS INVOLVE MARKET, POLITICAL AND CURRENCY RISKS NOT GENERALLY ASSOCIATED WITH INVESTING IN EITHER U.S. SECURITIES OR MORE DEVELOPED INTERNATIONAL MARKETS.

Fund Highlights
--------------------------------------------------------------------------------
                          SR&F International Portfolio

                 TOP 10 EQUITY HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Telecom Italia                     3.7%  BG                                 2.8%
Olivetti                           3.6   Total                              2.8
Henkel                             3.2   Deutsche Bank                      2.8
Mannesmann                         2.9   Banco Popolare di Milano           2.7
Vivendi                            2.9   Merita                             2.7

--------------------------------------------------------------------------------
                                         Total                             30.1%
================================================================================

                           EQUITY PORTFOLIO HIGHLIGHTS
                                              PORTFOLIO            MSCI EAFE
--------------------------------------------------------------------------------
Number of Holdings                                   92                1,027
Median Market Value ($ Mil.)                     $5,643              $19,901
--------------------------------------------------------------------------------

                            ECONOMIC SECTOR BREAKDOWN

PIE CHART:
As of Sept. 30, 1998
                                    Equity Portfolio      MSCI EAFE
Capital Equipment                   17.1%                 10.2%
Consumer Goods                      13.8%                 22.7%
Energy                              14.9%                 11.8%
Finance                             20.9%                 23.0%
Materials                           10.9%                 6.1%
Multi-Industry                       2.3%                  1.3%
Services                            20.1%                 24.9%

PIE CHART:
                                ASSET ALLOCATION
                    As of Sept. 30, 1997      As of Sept. 30, 1998
Equities                           88.7%                     99.3%
Cash & Equivalents                 11.3%                      0.7%

--------------------------------------------------------------------------------
Fund Highlights CONTINUED
                                    International Fund           MSCI EAFE Index
France                              12.4%                         9.5%
Germany                             12.2%                        11.1%
United Kingdom                      12.1%                        23.1%
Japan                               11.8%                        20.4%
Italy                               10.0%                         4.8%
Benelux                              8.3%                         7.5%
Latin America                        7.2%
Finland                              7.0%                         1.1%
Other Europe                         5.1%                        13.3%
Sweden                               4.3%                         2.9%
Other Asia                           3.4%                         2.9%
Norway                               3.1%                         0.5%
Australia/New Zealand                1.2%                         2.9%
Middle East/Africa                   1.2%
Cash & Equivalents                   0.7%

NOTE: HOLDINGS ARE DISCLOSED AS A PERCENTAGE OF SR&F INTERNATIONAL PORTFOLIO'S TOTAL NET ASSETS. THE MSCI EAFE INDEX IS AN UNMANAGED GROUP OF INTERNATIONAL SECURITIES THAT DIFFERS FROM THE COMPOSITION OF ANY STEIN ROE FUND; IT IS NOT AVAILABLE FOR DIRECT INVESTMENT.

Fund Highlights
Emerging Markets Fund
                 TOP 10 EQUITY HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Telebras                           5.1%  Southern Peru Copper               3.0%
YPF Sociedad Anonima               3.6   Telecom Argentina                  2.9
IOI Properties                     3.5   CANTV                              2.8
Satyam Computer Services           3.1   Billiton                           2.8
Samchully                          3.0   Orbotech                           2.8
--------------------------------------------------------------------------------
                                         Total                             32.6%
================================================================================

                           EQUITY PORTFOLIO HIGHLIGHTS
                                                                      MSCI
                                                 PORTFOLIO      EMERGING MARKETS
--------------------------------------------------------------------------------
Number of Holdings                                  56                   967
Median Market Value ($ Mil.)                      $433                  $174

PIE CHART:
                           ECONOMIC SECTOR BREAKDOWN
                              As of Sept. 30, 1998
                                    Equity Portfolio      MSCI EM
Capital Equipment                    8.5%                  8.8%
Consumer Goods                       8.5%                 16.4%
Energy                              11.2%                 13.6%
Finance                             14.5%                 21.3%
Materials                           11.6%                 16.5%
Multi-Industry                      15.0%                  3.2%
Services                            30.7%                 20.2%

PIE CHART:
                                ASSET ALLOCATION
                 As of Sept. 30, 1997     As of Sept. 30, 1998
Equities                        90.7%                    96.2%
Cash & Equivalents               9.3%                     3.8%

Fund Highlights CONTINUED
--------------------------------------------------------------------------------
                               COUNTRY ALLOCATIONS
                                    Emerging Markets             MSCI EM
Brazil                              14.3%                        12.5%
South Korea                         10.8%                         4.9%
Argentina                            8.8%                         4.6%
Thailand                             8.0%                         1.7%
India                                6.8%                         8.2%
Israel                               5.0%                         3.3%
Hong Kong                            4.7%
Other Africa                         4.3%                         2.8%
Peru                                 4.2%                         1.0%
Philippines                          4.1%                         1.7%
Malaysia                             3.5%                         3.4%
Venezuela                            2.8%                         0.9%
Multi-Market                         2.8%
Mexico                               2.7%                        10.6%
Panama                               2.7%
China                                2.4%                         0.7%
Lebanon                              2.3%
Indonesia                            1.9%                         0.7%
Turkey                               1.6%                         1.9%
Portugal                             1.3%
Poland                               1.2%                         0.9%
Taiwan                                                           18.7%
South Africa                                                     10.6%
Greece                                                            5.2%
Chile                                                             4.0%
Hungary                                                           1.2%
Czech Republic                                                    1.1%
Russia                                                            0.8%
Columbia                                                          0.6%
Pakistan                                                          0.5%
Jordan                                                            0.2%
Sri Lanka                                                         0.1%
Cash & Equivalents                   3.8%

NOTE: HOLDINGS ARE DISCLOSED AS A PERCENTAGE OF TOTAL NET ASSETS. THE MSCI
EM INDEX IS AN UNMANAGED GROUP OF INTERNATIONAL SECURITIES THAT DIFFERS FROM THE COMPOSITION OF ANY STEIN ROE FUND; IT IS NOT AVAILABLE FOR DIRECT INVESTMENT.

SR&F International Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments at September 30, 1998
(Dollar amounts in thousands)

                                                            NUMBER        MARKET
EQUITY SECURITIES (99.3%)                                OF SHARES         VALUE
--------------------------------------------------------------------------------
ARGENTINA (2.8%)
Telecom Argentina ADRs...............................       32,700        $  971
YPF Sociedad Anonima ADRs............................       86,900         2,259
                                                                        --------
                                                                           3,230
AUSTRALIA (1.1%)
Brierley Investments Limited.........................    1,824,883           324
Reinsurance Australia................................      401,009           950
                                                                        --------
                                                                           1,274
BELGIUM (2.0%)
Fortis...............................................        9,292         2,290
Fortis Strips VVPR (a)...............................       12,992             1
Generale de Banque...................................            2             1
                                                                        --------
                                                                           2,292
BRAZIL (2.9%)
Globex Utilidades, preference shares.................       71,000           174
Perdigao, preference shares .........................  364,700,000           342
SABESP...............................................    6,262,500           388
Telebras ADRs........................................       34,500         2,380
                                                                        --------
                                                                           3,284
FINLAND (7.0%)
Enso, R shares ......................................      253,100         1,790
Kemira ..............................................      176,000         1,159
Merita, A shares.....................................      599,100         3,049
Metsa-Serla, B shares................................      293,800         2,078
                                                                        --------
                                                                           8,076
FRANCE (12.4%)
Alcatel .............................................       19,066         1,694
Banque Nationale de Paris............................       53,897         2,885
Michelin, B shares...................................       56,850         2,231
Moulinex (a).........................................       52,300           793
Vivendi..............................................       16,730         3,331
Vivendi warrants (a).................................       17,673            27
Total, B shares......................................       25,496         3,212
                                                                        --------
                                                                          14,173
GERMANY (12.2%)
AGIV ................................................       79,400         1,853
Deutsche Bank........................................       61,550         3,178
Friedrich Grohe......................................        6,800         1,880
Henkel KGaA
   Ordinary shares...................................        6,500           470
   Preferred shares..................................       42,200         3,195
Mannesmann ..........................................       36,640         3,354
                                                                        --------
                                                                          13,930
HONG KONG (0.9%)
Companion Building Materials Holdings................   11,118,752           122
Hong Kong Ferry......................................      633,000           376
Vitasoy International Holdings.......................    1,530,455           533
                                                                        --------
                                                                           1,031
INDIA (0.6%)
Indian Petrochemicals GDRs...........................       92,000           334
Reliance Industries GDRs.............................       58,000           312
                                                                        --------
                                                                             646
--------------------------------------------------------------------------------
SR&F International Portfolio  CONTINUED
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
INDONESIA (0.1%)
Charoen Pokphand Indonesia...........................    1,037,500        $   14
Ever Shine Textile (a)...............................    2,019,688            38
Matahari Putra Prima (a).............................    6,083,000            57
                                                                        --------
                                                                             109
ISRAEL (1.2%)
Koor Industries ADRs.................................       37,400           612
Orbotech (a).........................................       22,500           724
                                                                        --------
                                                                           1,336
ITALY (10.0%)
Banca Popolare di Milano.............................      435,500         3,136
Olivetti (a).........................................    1,944,320         4,100
Telecom Italia, savings shares.......................      886,325         4,235
                                                                        --------
                                                                          11,471
JAPAN (11.8%)
Canon ...............................................       45,000           916
Ito-Yokado...........................................       26,000         1,242
JF Japan OTC Fund (a)................................          840           234
Kaneshita Construction...............................       73,000           284
Matsushita Electric Industrial.......................      170,000         2,317
Murata Manufacturing.................................       54,000         1,829
Nippon Telegraph & Telephone........................           307         2,244
Promise..............................................       45,800         2,069
Tokyo Style..........................................      134,000         1,147
World Equity Benchmark Shares - Japan Index Series...       72,300           574
Yamazen .............................................      476,000           713
                                                                        --------
                                                                          13,569
MALAYSIA (0.1%)
IOI Properties (b)...................................      298,000           156

MEXICO (0.5%)
Grupo Carso, series A1...............................      198,000           591

NETHERLANDS (6.3%)
Fortis Amev..........................................       41,079         2,306
Koninklijke Sphinx Gustavsberg (a)...................       55,227           410
KPN..................................................       44,232         1,366
Philips Electronics ADRs.............................       38,300         2,044
TNT Post Groep ......................................       44,905         1,143
                                                                        --------
                                                                           7,269
NEW ZEALAND (0.1%)
Brierley Investments.................................      710,000           128

NORWAY (3.1%)
Helicopter Services Group............................      113,800           815
Norsk Hydro .........................................       40,600         1,478
Saga Petroleum ......................................      127,000         1,304
                                                                        --------
                                                                           3,597
PANAMA (0.6%)
Banco Latinoamericano de Exportaciones, E shares.....       43,200           694

PERU (0.4%)
Southern Peru Copper ADRs............................       43,600           480

PHILIPPINES (0.3%)
Metro Pacific........................................   11,451,460           160
Southeast Asia Cement Holdings (a)...................   15,000,000           120
                                                                        --------
                                                                             280

SR&F International Portfolio  CONTINUED
                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
PORTUGAL (0.8%)
Portugal Telecom ADRs................................       25,857        $  931

SOUTH KOREA (1.2%)
Samchully ...........................................       31,443           520
Samsung Electronics
   GDRs..............................................        6,834            94
   Ordinary shares...................................        6,428           176
   Preferred shares..................................       59,374           553
SK Telecom...........................................          107            50
                                                                        --------
                                                                           1,393
SWEDEN (4.3%)
Asticus (a)..........................................       98,950           985
Avesta-Sheffield.....................................      237,900           756
Biora ADRs (a).......................................       29,100           607
Diligentia...........................................      189,900         1,612
SSAB, B shares.......................................       98,475         1,018
                                                                        --------
                                                                           4,978
SWITZERLAND (4.3%)
Bucher Holding.......................................        1,681         1,506
Danzas Holding.......................................        6,405         1,603
Novartis.............................................        1,143         1,832
                                                                        --------
                                                                           4,941
THAILAND (0.2%)
IFCT.................................................      851,100           170

UNITED KINGDOM (12.1%)
Billiton ............................................      879,400         1,954
BG ..................................................      465,264         3,210
Celsis International (a).............................      551,405           253
Centrica (a).........................................      638,000         1,231
Inchcape.............................................      862,002         1,699
Powerscreen International ...........................      514,916           779
Racal Electronics....................................      452,300         2,629
SmithKline Beecham ..................................      194,553         2,147
                                                                        --------
                                                                          13,902
                                                                        --------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.3%)
   (Cost $120,654) (c)...............................                    113,931
OTHER ASSETS, LESS LIABILITIES (0.7%)................                        779
                                                                        --------
TOTAL NET ASSETS (100.0%)............................                   $114,710
                                                                        ========
--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) Security is illiquid. At September 30, 1998, the value of this security was
0.1 percent of total net assets.
(c) At September 30, 1998, the cost of investments for federal income tax purposes was $121,164. Net unrealized depreciation was $7,233, consisting of gross unrealized appreciation of $26,190 and gross unrealized depreciation of $33,423.

See accompanying Notes to Financial Statements.

Emerging Markets Fund
--------------------------------------------------------------------------------
Portfolio of Investments at September 30, 1998
(Dollar amounts in thousands)
                                                            NUMBER        MARKET
EQUITY SECURITIES (96.2%)                                OF SHARES         VALUE
--------------------------------------------------------------------------------
ARGENTINA (8.8%)
Banco Rio de La Plata ADRs...........................       30,000        $  255
Telecom Argentina ADRs...............................       10,600           315
YPF Sociedad Anonima ADRs...........................        15,000           390
                                                                        --------
                                                                             960
BRAZIL (14.3%)
Globex Utilidades, preference shares.................       37,000            91
Perdigao, preference shares..........................  295,000,000           276
SABESP...............................................    3,000,000           186
Telebras ADRs........................................        8,000           552
Telerj Celular, preference B shares (a)..............   11,000,000           241
Telesp Celular, preference B shares (a)..............    5,000,000           215
                                                                        --------
                                                                           1,561
CHINA (2.4%)
Beijing Datang Power Generation......................      750,000           179
Yanzhou Coal Mining ADRs ............................       10,000            86
                                                                        --------
                                                                             265
HONG KONG (4.7%)
Companion Building Materials Holdings................      700,000             8
Dairy Farm International Holdings ADRs...............       23,179            25
Hong Kong Ferry......................................      310,000           184
HSBC Holdings........................................          275             5
Vitasoy International Holdings.......................      837,500           292
                                                                        --------
                                                                             514
INDIA (6.8%)
Reliance Industries GDRs.............................       24,000           129
Satyam Computer Services.............................       25,000           342
Videsh Sanchar Nigam GDRs ...........................       25,000           275
                                                                        --------
                                                                             746
INDONESIA (1.9%)
Charoen Pokphand Indonesia...........................    1,367,500            19
Ever Shine Textile (a)...............................    1,220,400            23
Lautan Luas..........................................    1,400,000           101
Matahari Putra Prima (a).............................    6,960,000            65
                                                                        --------
                                                                             208
ISRAEL (5.0%)
Koor Industries ADRs................................        15,000           246
Orbotech (a).........................................        9,400           303
                                                                        --------
                                                                             549
LEBANON (2.3%)
SOLIDERE GDRs ......................................        25,000           249

MALAYSIA (3.5%)
IOI Properties (b)...................................      723,000           379

MEXICO (2.7%)
Grupo Carso, series A1...............................      100,000           298

MIDDLE EAST / AFRICA (4.3%)
Foreign & Colonial Emerging Middle East Fund........        18,000           250
Morgan Stanley Africa Investment Fund...............        23,000           214
                                                                        --------
                                                                             464

Emerging Markets Fund CONTINUED
                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
PANAMA (2.7%)
Banco Latinoamericano de Exportaciones, E shares....        18,000        $  289

PERU (4.2%)
Cementos Norte Pacasmayo.............................      100,244           128
Southern Peru Copper ADRs...........................        30,000           330
                                                                         -------
                                                                             458
PHILIPPINES (4.1%)
Digitel (a)..........................................   11,470,000           115
Metro Pacific........................................    4,017,240            56
Southeast Asia Cement Holdings (a)...................   26,950,000           216
Universal Robina.....................................    1,500,000            58
                                                                         -------
                                                                             445
POLAND (1.2%)
@Entertainment (a)..................................        15,000           128

PORTUGAL (1.3%)
Portugal Telecom ADRs................................        4,000           144

SOUTH KOREA (10.8%)
Korea Circuit Company
   Preferred shares..................................        9,680            61
   Ordinary shares...................................        8,000           196
LG Electronics, preferred shares ....................       21,960            40
Samchully ...........................................       19,964           330
Samsung Electronics
   Ordinary shares...................................          806            22
   Preferred shares..................................        3,903            36
   GDRs..............................................          316             4
SK Telecom...........................................          428           201
SK Corporation GDRs (a)..............................      243,900           285
                                                                         -------
                                                                           1,175
THAILAND (8.0%)
GSS Array Technology (a).............................      200,000           230
IFCT ................................................      430,900            86
National Finance.....................................      801,000            81
Pizza Company........................................       83,000           229
Precious Shipping (a)................................      859,700           239
                                                                         -------
                                                                             865
TURKEY (1.6%)
Haci Omer Sabanci Holding ...........................   11,250,000           172

UNITED KINGDOM (2.8%)
Billiton ............................................      136,400           303

VENEZUELA (2.8%)
CANTV ADRs...........................................       18,000           306
                                                                         -------
TOTAL EQUITY SECURITIES (Cost $24,077)...............                     10,478
                                                                         -------
--------------------------------------------------------------------------------

Emerging Markets Fund CONTINUED
--------------------------------------------------------------------------------
                                                         PRINCIPAL        MARKET
SHORT-TERM OBLIGATION (2.8%)                                AMOUNT         VALUE
UNITED STATES (2.8%)
COMMERCIAL PAPER (2.8%)
Associates Corp. of North America 5.750% 10/1/98
(Cost $310)..........................................         $310        $  310
                                                                         -------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.0%)
(Cost $24,387) (c)...................................                     10,788
OTHER ASSETS, LESS LIABILITIES (1.0%)................                        111
                                                                         -------
TOTAL NET ASSETS (100.0%)............................                    $10,899
                                                                         =======
--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) Security is illiquid. At September 30, 1998, the value of this security was
3.5 percent of total net assets.
(c) At September 30, 1998, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized depreciation was
$13,599, consisting of gross unrealized appreciation of $201 and gross unrealized depreciation of $13,800.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
September 30, 1998
(All amounts in thousands, except per-share data)
                                                                         EMERGING
                                                    INTERNATIONAL         MARKETS
                                                             FUND            FUND
                                                        ---------        --------
ASSETS
Investments in SR&F International Portfolio, at value    $114,418         $    --
Investments, at market value (cost $24,387).......             --          10,788
Dividends receivable..............................             --             132
Cash..............................................             25              65
Receivable for fund shares sold...................             11               7
Other assets......................................             31               4
                                                        ---------        --------
   Total assets...................................        114,485          10,996
                                                        ---------        --------
LIABILITIES
Payable to investment adviser and transfer agent..             39              29
Payable for fund shares redeemed..................             37              --
Other liabilities.................................            165              68
                                                        ---------        --------
   Total liabilities..............................            241              97
                                                        ---------        --------
   Net assets.....................................       $114,244         $10,899
                                                         ========         =======
ANALYSIS OF NET ASSETS
Paid-in capital...................................       $128,439         $35,021
Undistributed net investment income...............            745             112
Accumulated net realized losses on investments ...         (8,375)        (10,637)
Net unrealized depreciation on investments and foreign
   currency translations..........................         (6,565)        (13,597)
                                                        ---------        --------
   Net assets.....................................       $114,244         $10,899
                                                         ========         =======
Shares outstanding (unlimited number authorized)..         12,474           3,072
                                                         ========         =======
Net asset value per share.........................       $   9.16         $  3.55
                                                         ========         =======
See accompanying Notes to Financial Statements.

Statements of Operations
--------------------------------------------------------------------------------
For the Year Ended September 30, 1998
(All amounts in thousands)
                                                                         EMERGING
                                                    INTERNATIONAL         MARKETS
                                                             FUND            FUND
                                                          -------          ------
INVESTMENT INCOME
Dividends allocated from SR&F International Portfolio   $   3,271       $      --
Dividends.........................................             --             678
Interest allocated from SR&F International Portfolio          355              --
Interest..........................................             --             113
                                                        ---------       ---------
                                                            3,626             791
Foreign taxes withheld allocated from
   SR&F International Portfolio...................           (443)             --
Foreign taxes withheld............................             --             (43)
                                                        ---------       ---------
   Total investment income........................          3,183             748
                                                        ---------       ---------
EXPENSES
Expenses allocated from SR&F International Portfolio        1,509              --
Management fees...................................             --             241
Transfer agent fees...............................            325              48
Administrative fees...............................            222              33
Printing and postage..............................             58              66
SEC and state registration fees...................             28              22
Accounting fees...................................             27              26
Audit and legal fees..............................             16              31
Trustees' fees....................................              7               8
Custodian fees....................................              2              53
Other.............................................             70              49
                                                        ---------       ---------
   Total expenses.................................          2,264             577
Reimbursement of expenses by investment adviser...             --            (140)
                                                        ---------       ---------
   Net expenses...................................          2,264             437
                                                        ---------       ---------
   Net investment income..........................            919             311
                                                        ---------       ---------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on
investments allocated from SR&F
   International Portfolio........................         (7,478)              --
Net realized losses on investments................              --          (9,903)
Net realized gains on foreign currency transactions allocated
   from SR&F International Portfolio..............            125              --
Net realized losses on foreign currency transactions           --             (94)
Net change in unrealized appreciation or depreciation on
   investments and foreign currency translations..        (18,814)        (11,318)
                                                        ---------       ---------
   Net losses on investments......................        (26,167)        (21,315)
                                                        ---------       ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS     $(25,248)       $(21,004)
                                                       ==========      ==========

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For The Years Ended September 30, 1998 and 1997
(All amounts in thousands)
                                                                                       International Fund      Emerging Markets Fund
                                                                                       1998          1997         1998       1997(a)
                                                                                  -----------------------     ---------------------
OPERATIONS
Net investment income ........................................................    $     919     $     802     $    311     $    233
Net realized gains (losses) on investments and
         foreign currency transactions .......................................       (7,353)        8,273       (9,997)       2,407
Net change in unrealized appreciation or depreciation on investments
         and foreign currency translations ...................................      (18,814)        4,650      (11,318)      (2,279)
                                                                                  ---------     ---------     --------     --------
         Net increase (decrease) in net assets resulting from operations .....      (25,248)       13,725      (21,004)         361
                                                                                  ---------     ---------     --------     --------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income .....................................       (1,450)       (1,000)        (550)        --
Distributions from net capital gains .........................................       (8,026)       (1,837)      (2,929)        --
                                                                                  ---------     ---------     --------     --------
         Total distributions to shareholders .................................       (9,476)       (2,837)      (3,479)        --
                                                                                  ---------     ---------     --------     --------
SHARE TRANSACTIONS
Subscriptions to fund shares .................................................       61,513        55,775        7,741       46,204
Value of distributions reinvested ............................................        7,003         2,154        2,754         --
Redemptions of fund shares ...................................................      (85,636)      (38,274)     (16,730)      (4,948)
                                                                                  ---------     ---------     --------     --------
         Net increase (decrease) from share transactions .....................      (17,120)       19,655       (6,235)      41,256
                                                                                  ---------     ---------     --------     --------
         Net increase (decrease) in net assets ...............................      (51,844)       30,543      (30,718)      41,617
TOTAL NET ASSETS
Beginning of period ..........................................................      166,088       135,545       41,617         --
                                                                                  ---------     ---------     --------     --------
End of period ................................................................    $ 114,244     $ 166,088     $ 10,899     $ 41,617
                                                                                  =========     =========     ========     ========
Undistributed Net Investment Income ..........................................    $     745     $     554     $    112     $    146
                                                                                  =========     =========     ========     ========
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares .................................................        5,773         4,883        1,192        4,529
Issued in reinvestment of distributions ......................................          738           203          498         --
Redemptions of fund shares ...................................................       (8,127)       (3,365)      (2,680)        (467)
                                                                                  ---------     ---------     --------     --------
         Net increase (decrease) in fund shares ..............................       (1,616)        1,721         (990)       4,062
Shares outstanding at beginning of period ....................................       14,090        12,369        4,062         --
                                                                                  ---------     ---------     --------     --------
Shares outstanding at end of period ..........................................       12,474        14,090        3,072        4,062
                                                                                  =========     =========     ========     ========

(a) From commencement of operations on February 28, 1997.

See accompanying Notes to Financial Statements.

SR&F International Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
September 30, 1998
(All amounts in thousands)
ASSETS
Investments, at market value (cost $120,654)....................        $113,931
Receivable for investments sold.................................           2,137
Dividends receivable............................................             653
Cash ...........................................................               3
                                                                        --------
   Total assets.................................................         116,724
                                                                        --------
LIABILITIES
Loan payable....................................................           1,900
Payable to investment adviser...................................              88
Other liabilities...............................................              26
                                                                        --------
   Total liabilities............................................           2,014
                                                                        --------
   Net assets applicable to investors' beneficial interest......        $114,710
                                                                        ========

See accompanying Notes to Financial Statements.

SR&F International Portfolio
-------------------------------------------------------------------------------
Statement of Operations
For the Year Ended September 30, 1998
(All amounts in thousands)
INVESTMENT INCOME
Dividends.......................................................      $   3,296
Interest........................................................            356
                                                                      ---------
                                                                          3,652
Foreign taxes withheld..........................................           (446)
                                                                      ---------
   Total investment income......................................          3,206
                                                                      ---------

EXPENSES
Management fees.................................................          1,267
Custodian fees..................................................            107
Accounting fees.................................................             27
Audit and legal fees............................................             18
Trustees' fees..................................................             15
Other...........................................................             85
                                                                      ---------
   Total expenses...............................................          1,519
                                                                      ---------
   Net investment income........................................          1,687
                                                                      ---------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
Net realized losses on investments..............................         (7,812)
Net realized gains on foreign currency transactions.............            115
Net change in unrealized appreciation or depreciation on investments
   and foreign currency translations............................        (18,940)
                                                                      ---------
   Net losses on investments and foreign currency transactions..        (26,637)
                                                                      ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............       $(24,950)
                                                                      ==========

See accompanying Notes to Financial Statements.

SR&F International Portfolio
----------------------------------------------------------------------------------
Statements of Changes in Net Assets
For The Year Ended September 30, 1998 and
the Period Ended September 30, 1997
(All amounts in thousands)
                                                             1998         1997 (A)
                                                         --------       ----------
OPERATIONS
Net investment income.............................        $ 1,687          $ 1,563
Net realized gains (losses) on investments and foreign
   currency transactions..........................         (7,697)           5,995
Net change in unrealized appreciation or depreciation
   on investments and foreign currency translations       (18,940)           5,615
                                                       ----------       ----------
   Net increase (decrease) in net assets resulting
     from operations..............................        (24,950)          13,173
                                                       ----------       ----------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions.....................................         39,808          171,752
Withdrawals.......................................        (66,578)         (18,495)
                                                       ----------       ----------
   Net increase (decrease) from transactions in investors'
     beneficial interest..........................        (26,770)         153,257
                                                       ----------       ----------
   Net increase (decrease) in net assets..........        (51,720)         166,430
TOTAL NET ASSETS
Beginning of period...............................        166,430              --
                                                       ----------       ----------
End of period.....................................       $114,710         $166,430
                                                       ==========       ==========

(a) From commencement of operations on February 3, 1997.

See accompanying Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
(All amounts in thousands)


NOTE 1. ORGANIZATION
Stein Roe International Fund and Stein Roe Emerging Markets Fund (the "Funds") are series of Stein Roe Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. International Fund invests substantially all of its assets in SR&F International Portfolio (the "Portfolio"), which seeks long-term growth of capital by investing primarily in a diversified mix of foreign securities. Emerging Markets Fund seeks long-term growth of capital through emerging market investment opportunities.
   The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on February 3, 1997. At commencement, Stein Roe International Fund contributed $132,942 in securities and other assets in exchange for beneficial ownership of the Portfolio. On February 14, 1997, Stein Roe Advisor International Fund contributed cash of $100. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on their respective percentage of ownership. At September 30, 1998, Stein Roe International Fund and Stein Roe Advisor International Fund owned 99.75 percent and .25 percent, respectively, of the Portfolio.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following summarizes the significant accounting policies of the Funds and the Portfolio. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
   The books and records of the Funds and Portfolio are maintained in U.S. dollars.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

SECURITY VALUATIONS
All securities are valued as of September 30, 1998. Securities are valued at, depending on the security involved, the last reported sales price, last bid or asked price, or the mean between the last bid and asked prices as of the close of the appropriate exchange or other designated time. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

CURRENCY TRANSLATIONS
For purposes of valuation, assets and liabilities are translated into U.S. dollars using currency exchange rates that represent the midpoint between the bid and asked rates as of 4 p.m., London time. Purchases and sales of securities are translated into U.S. dollars using the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

FORWARD CURRENCY EXCHANGE CONTRACTS
The Funds and Portfolio may enter into forward foreign currency exchange contracts under which each Fund or Portfolio is obligated to exchange currencies at specified rates on specified future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Neither the Funds nor the Portfolio had open contracts at September 30, 1998.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Funds elect to be taxed as "regulated investment companies" and make distributions to their shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on their respective percentages of ownership.
   The Funds intend to utilize provisions of federal income tax law, which allow them to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At September 30, 1998, International Fund had a capital loss carryforward of $8,255, which expires in 2006.

DISTRIBUTIONS TO SHAREHOLDERS
On November 3, 1998, the Board of Trustees declared a dividend from net investment income of 6 cents per share for Emerging Markets Fund, payable November 20, 1998, to shareholders of record on November 10, 1998.
   Each Fund annually declares and pays dividends of any net investment income and net realized capital gains, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax-basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.
   Reclassifications in the Funds' accompanying analysis of net assets were made in 1998 in order to reflect differences between financial reporting and income tax results. The differences primarily related to treatment of investments in passive foreign investment companies and foreign currency gains and losses.

NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES
The Funds and the Portfolio pay monthly management and administrative fees, computed and accrued daily, to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), for its services as investment adviser and manager. The management fees for SR&F International Portfolio and Emerging Markets Fund are computed at an annual rate of .85 percent and 1.10 percent of average daily net assets, respectively. The administrative fees for the Funds are computed at an annual rate of .15 percent of average daily net assets.
   The Adviser also provides fund accounting services. For the year ended September 30, 1998, International Fund, Emerging Markets Fund and the Portfolio incurred charges of $27, $26 and $27, respectively.
   The Adviser has agreed to reimburse Emerging Markets Fund to the extent that its annual expenses exceed 2.00 percent of average daily net assets. This expense limitation expires on January 31, 2000, subject to earlier termination by the Adviser on 30 days notice.
   Transfer agent fees are paid to SteinRoe Services Inc. ("SSI"), a direct, wholly-owned subsidiary of Liberty. SSI has entered into an agreement with Liberty Funds Services, Inc., an indirect, wholly-owned subsidiary of Liberty, to act as subtransfer agent for the Funds.
   Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for International Fund, Emerging Markets Fund and the Portfolio for the year ended September 30, 1998, was $7, $8 and $15, respectively. No remuneration was paid to any other trustee or officer of the Trust.

NOTE 4. SHORT-TERM DEBT
To facilitate portfolio liquidity, the Funds and Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. On September 30, 1998, the Portfolio borrowed $1,900 in order to pay withdrawals and meet other obligations. The annualized interest rate charged to the Portfolio on that date was 6.25 percent. There were no other borrowings during the year ended September 30, 1998.

NOTE 5. INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended September 30, 1998, were:

                                                        Purchases       Sales
                                                         --------    --------
SR&F International Portfolio......................        $44,815     $50,696
Emerging Markets Fund.............................         15,326      21,421

The Board of Trustees has adopted procedures permitting securities transactions among the Funds and Portfolio, clients of the Adviser and other affiliated entities. No commissions are paid on such transactions. The aggregate cost of purchases and proceeds from sales, included above, related to such transactions for the year ended September 30, 1998, were:

                                                        Purchases       Sales
                                                         --------    --------
SR&F International Portfolio......................         $5,723      $8,050
Emerging Markets Fund.............................            765         351

NOTE 6. SUBSEQUENT EVENT
The Board of Trustees voted on November 3, 1998, to liquidate Emerging Markets Fund. The Board directed that sales of fund shares be suspended as of November 5, 1998, and that the Fund be liquidated on December 7, 1998, or sooner if all shareholders have redeemed their interests in the Fund.
   The Board's decision to liquidate the Fund was prompted by the Fund's relatively small size and the belief that, under current conditions, the Fund would not be likely to attract significant new assets in the near future. Funds of nominal asset size generally tend to be inefficient for shareholders. Such funds may have higher expense ratios and less investment flexibility and, consequently, lower rates of return over the long term.
   Adoption of the liquidation basis of accounting had no material affect on the financial statements of Emerging Markets Fund as assets and liabilities are already stated at fair value.

Financial Highlights
--------------------------------------------------------------------------------
International Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                                                                       Period
                                                                                                                        Ended
                                                                           Years Ended September 30,              September 30,
                                                                1998          1997            1996         1995      1994 (b)
                                                         -----------   -----------     -----------   ----------   ----------
Net Asset Value, Beginning of Period .................   $     11.79   $     10.96     $     10.25   $    10.61   $    10.00
                                                         -----------   -----------     -----------   ----------   ----------
Income From Investment Operations
         Net investment income .......................          0.07          0.06            0.09         0.12         0.03
         Net realized and unrealized gains (losses)
           on investments.............................        (2.01)         0.99            0.74        (0.26)        0.58
                                                         -----------   -----------     -----------   ----------   ----------
           Total from investment operations ..........         (1.94)         1.05            0.83        (0.14)        0.61
                                                         -----------   -----------     -----------   ----------   ----------
Distributions
         Net investment income .......................         (0.11)        (0.08)          (0.12)       (0.05)          --
         Net realized capital gains ..................         (0.58)        (0.14)             --        (0.17)          --
                                                         -----------   -----------     -----------   ----------   ----------
           Total distributions .......................         (0.69)        (0.22)          (0.12)       (0.22)          --
                                                         -----------   -----------     -----------   ----------   ----------
Net Asset Value, End of Period .......................   $      9.16   $     11.79     $     10.96   $    10.25   $    10.61
                                                         ===========   ===========     ===========   ==========   ==========
Ratio of net expenses to average net assets ..........          1.53%         1.55%           1.51%        1.59%        1.61%(c)
Ratio of net investment income to average net assets .          0.62%         0.55%           1.01%        1.41%        0.61%(c)
Portfolio turnover rate ..............................           N/A            11% (a)         42%          59%          48%
Total return .........................................       (16.67%)         9.84%           8.23%       (1.28%)       6.10%
Net assets, end of period (000's) ....................   $   114,244   $   166,088     $   135,545   $   83,020   $   74,817

(a) Prior to commencement of operations of the Portfolio.
(b) From commencement of operations on March 1, 1994.
(c) Annualized

SR&F International Portfolio
                                                       YEAR ENDED     PERIOD ENDED
                                                    SEPTEMBER 30,    SEPTEMBER 30,
                                                             1998         1997 (A)
                                                       ----------          -------
Ratio of net expenses to average net assets ......          1.02%           0.98%(b)
Ratio of net investment income to average net assets        1.13%           1.58%(b)
Portfolio turnover rate...........................            32%             18%

(a) From commencement of operations on February 3, 1997.
(b) Annualized

Financial Highlights CONTINUED
--------------------------------------------------------------------------------
Emerging Markets Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                    YEAR ENDED       PERIOD ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
                                                          1998              1997 (C)
                                                   -----------            -------
NET ASSET VALUE, BEGINNING OF PERIOD...........        $ 10.24            $ 10.00
                                                       -------            -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income.......................           0.11               0.06
   Net realized and unrealized gains (losses)
     on investments............................          (5.70)              0.18
                                                       -------            -------
      Total from investment operations.........          (5.59)              0.24
                                                       -------            -------
DISTRIBUTIONS
   Net investment income.......................          (0.17)                --
   Net realized gains..........................          (0.93)                --
                                                       -------            -------
      Total distributions......................          (1.10)                --
                                                       -------            -------
NET ASSET VALUE, END OF PERIOD.................        $  3.55            $ 10.24
                                                       =======            =======
Ratio of net expenses to average net assets (a)           2.00%              2.00% (d)
Ratio of net investment income to average net assets (b)  1.42%              1.04% (d)
Portfolio turnover rate........................             75%                30%
Total return (b)...............................         (58.42%)             2.40%
Net assets, end of period (000's)..............        $10,899            $41,617


(a)If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 2.64 percent for the year ended
September 30, 1998, and 2.27 percent for the period ended September 30, 1997.
(b) Computed giving effect to investment adviser's expense limitation undertaking.
(c) From commencement of operations on February 28, 1997.
(d) Annualized

Report of Independent Public Accountants
--------------------------------------------------------------------------------
To the Board of Trustees and
 Shareholders of:

Stein Roe Investment Trust
  Stein Roe International Fund
  Stein Roe Emerging Markets Fund

SR&F Base Trust
  SR&F International Portfolio

We have audited the accompanying statements of assets and liabilities of Stein Roe International Fund and the accompanying statements of assets and liabilities, including the portfolio of investments, of SR&F International Portfolio and Stein Roe Emerging Markets Fund (in the process of liquidation; see Note 6) as of September 30, 1998, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' and Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures for Stein Roe Emerging Markets Fund and SR&F International Portfolio included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian. An audit also includes assessing the estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements referred to above present fairly the financial position of the Stein Roe International Fund, Stein Roe Emerging Markets Fund and SR&F International Portfolio as of September 30, 1998, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Chicago, Illinois
November 16, 1998

A Guide to Stein Roe Services
--------------------------------------------------------------------------------
We encourage you to take advantage of our free shareholder services. If you would like additional information about how to establish or use a Stein Roe service, just call us at 800-338-2550.


PURCHASES
In addition to sending us a check or wire to purchase additional fund shares, you can take advantage of these convenient automatic services:

  o AUTOMATIC INVESTMENT PLAN -- Make regular investments ($50 minimum) in your Stein Roe account directly from your bank checking account. You select monthly, quarterly, semiannual or annual purchases.

  o SPECIAL INVESTMENTS -- Purchase shares by telephone and pay for them by electronic transfer from your bank checking account.

EXCHANGES

  o TELEPHONE EXCHANGE -- Call us to exchange $50 or more from your existing account in one Stein Roe fund to an identically registered existing account in another Stein Roe fund. You receive this service when you open a Stein Roe fund account, unless you elect not to.*

  o AUTOMATIC EXCHANGE -- Stein Roe will regularly exchange shares from your account in one Stein Roe fund to your account in another. You select twice-monthly, monthly, quarterly, semiannual or annual exchanges.

REDEMPTIONS

  o TELEPHONE REDEMPTION BY CHECK -- Call to redeem $1,000 or more from your account. A check will be sent to your registered address. You automatically receive this service when you open a Stein Roe account, unless you elect not to.

  o TELEPHONE REDEMPTION BY WIRE -- Redeem shares by phone from your account ($1,000 minimum) and wire the proceeds to your bank checking account. A small fee for wiring proceeds will be deducted from the amount wired.

  o SPECIAL REDEMPTION OPTION -- If you do not want to pre-schedule your redemptions, you can redeem shares by telephone ($50 minimum/ $100,000 maximum) and have the proceeds sent directly to your bank checking account.

  o AUTOMATIC REDEMPTION PLAN -- Redeem either a fixed dollar or share amount, or a fixed percentage of your account automatically on a schedule you establish. You select monthly, quarterly, semiannual or annual withdrawals ($50 minimum/ $100,000 maximum), and the proceeds are sent either to your bank checking account or to an address you specify.

  o MONEY MARKET FUND CHECK WRITING-- Write checks for $50 or more on your money market fund account.

* STEIN ROE RESERVES THE RIGHT TO DISCONTINUE OR MODIFY THE EXCHANGE PRIVILEGE, AND CERTAIN RESTRICTIONS APPLY. PLEASE REFER TO YOUR PROSPECTUS FOR DETAILS.

DISTRIBUTIONS
Most investors like to reinvest their dividends and capital gains distributions and put them back to work. If, however, you do not want them reinvested, consider these alternatives:


  o DIVIDEND PURCHASE OPTION -- Use the distributions from one Stein Roe fund account ($25 minimum) to automatically purchase shares of another Stein Roe fund.

  o AUTOMATIC DIVIDEND DEPOSIT -- Instead of receiving your dividends by check, your distributions are deposited automatically into your bank checking account.

RECORDKEEPING

  o SUMMARY OF INVESTMENTS -- Consolidates quarterly transaction and investment information for any or all of your household's Stein Roe accounts on one easy-to-read statement. At year end, Stein Roe provides a complete summary of all account activity for the year.

To Contact Us. . .
--------------------------------------------------------------------------------

BY PHONE 800-338-2550

You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe account, including Stein Roe Traditional, Roth and Education IRAs. We're available seven days a week, from 7 a.m. to 8 p.m. weekdays and from 9 a.m. to 2 p.m. Saturday and Sunday (Central time).

STEIN ROE'S FUNDS-ON-CALL(R)
24-HOUR SERVICE LINE
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe Fund prices and yields and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:

o Exchange shares between your Stein Roe accounts;
o Purchase fund shares by electronic transfer;
o Order additional account statements and money market fund checks;
o Redeem shares by check, wire or electronic transfer.

RETIREMENT PLAN ACCOUNTS
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130. For information on Traditional, Roth and Education IRA plans, call us toll free at 800-338-2550.

BY MAIL OR E-MAIL
If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 8900, Boston, MA 02205-8900. To contact us by e-mail, send correspondence directly to: comments @steinroe.com or visit us at www.steinroe.com on the Internet.

IN PERSON
If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive, 32nd Floor. Our account representatives can answer questions about your current Fund investments or provide you with information about any of the Stein Roe Funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

Investment Trust
--------------------------------------------------------------------------------
TRUSTEES
Thomas W. Butch
PRESIDENT, MUTUAL FUND DIVISION AND DIRECTOR,
  STEIN ROE & FARNHAM INCORPORATED
William W. Boyd
CHAIRMAN AND DIRECTOR, STERLING PLUMBING
  GROUP INC.
Lindsay Cook
SENIOR VICE PRESIDENT, LIBERTY FINANCIAL
  COMPANIES, INC.
Douglas A. Hacker
SENIOR VICE PRESIDENT AND CHIEF FINANCIAL
  OFFICER, UNITED AIRLINES
Janet Langford Kelly
SENIOR VICE PRESIDENT, SECRETARY AND GENERAL
  COUNSEL, SARA LEE CORPORATION
Charles R. Nelson
VAN VOORHIS PROFESSOR OF POLITICAL ECONOMY,
  UNIVERSITY OF WASHINGTON
Thomas C. Theobald
MANAGING PARTNER, WILLIAM BLAIR CAPITAL PARTNERS


OFFICERS
Thomas W. Butch, PRESIDENT
William D. Andrews, EXECUTIVE VICE PRESIDENT
Loren A. Hansen, EXECUTIVE VICE PRESIDENT
Hans P. Ziegler, EXECUTIVE VICE PRESIDENT
Gary A. Anetsberger, SENIOR VICE PRESIDENT,
  CHIEF FINANCIAL OFFICER
David P. Brady, VICE PRESIDENT
Daniel K. Cantor, VICE PRESIDENT
Kevin M. Carome, VICE PRESIDENT,
    ASSISTANT SECRETARY
Erik P. Gustafson, VICE PRESIDENT
James P. Haynie, VICE PRESIDENT
Harvey B. Hirschhorn, VICE PRESIDENT
Eric S. Maddix, VICE PRESIDENT
Lynn C. Maddox, VICE PRESIDENT
Arthur J. McQueen, VICE PRESIDENT
Nicolette D. Parrish, VICE PRESIDENT,
  ASSISTANT SECRETARY
Gita R. Rao, VICE PRESIDENT
Michael E. Rega, VICE PRESIDENT
M. Gerard Sandel, VICE PRESIDENT
Gloria J. Santella, VICE PRESIDENT
Heidi J. Walter, VICE PRESIDENT
Sharon R. Robertson, CONTROLLER
Janet B. Rysz, ASSISTANT SECRETARY
Scott E. Volk, TREASURER
Margaret O. Zwick, ASSISTANT TREASURER

AGENTS AND ADVISERS
Stein Roe & Farnham Incorporated
INVESTMENT ADVISER
State Street Bank and Trust Company
CUSTODIAN
SteinRoe Services, Inc.
TRANSFER AGENT
Bell, Boyd & Lloyd
LEGAL COUNSEL TO THE TRUST
Arthur Andersen LLP
INDEPENDENT PUBLIC ACCOUNTANTS

THE STEIN ROE MUTUAL FUNDS

Stein Roe Cash Reserves Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Growth Opportunities Fund
Stein Roe Special Fund
Stein Roe Large Company Focus Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                                  800-338-2550
                                www.steinroe.com

     In Chicago, visit our Fund Center at One South Wacker Drive, 32nd Floor

                         Liberty Funds Distributor, Inc.

                                                                     IN11A 11/98